                                AMENDMENT NO. 11

                             PARTICIPATION AGREEMENT

         The Participation Agreement (the "Agreement"), dated as of May 1, 1998, by and among AIM Variable Insurance Funds, a Delaware trust; A I M Distributors, Inc., a Delaware corporation; Transamerica Life Insurance Company, an Iowa life insurance company; and AFSG Securities Corporation, a Pennsylvania corporation, is hereby amended as follows:

         Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

                                 SERIES I SHARES

            FUNDS AVAILABLE                           SEPARATE ACCOUNTS                        POLICIES FUNDED
          UNDER THE POLICIES                         UTILIZING THE FUNDS                  BY THE SEPARATE ACCOUNTS
-------------------------------------------- ------------------------------------- ------------------------------------------
o  AIM V.I. Balanced Fund                    Retirement Builder Variable Annuity   o  Transamerica Life Insurance
o  AIM V.I. Capital Appreciation Fund        Account                                  Company Policy Form No. AV288 101 95
o  AIM V.I. Dent Demographic Trends Fund                                              796 under marketing names:
o  AIM V.I. Government Securities Fund       Legacy Builder Variable Life             "Retirement Income Builder II
o  AIM V.I. Growth Fund                      Separate Account                         Variable Annuity" and "Portfolio
o  AIM V.I. Core Equity Fund                                                          Select Variable Annuity"
o  AIM V.I. International Growth Fund        PFL Variable Life Account A           o  Transamerica Life Insurance
o  AIM V.I. Premier Equity Fund                                                       Company Policy Form No. WL851 136 58
                                             Separate Account VA A                    699 under the marketing name "Legacy
                                                                                      Builder Plus"
                                             PFL Corporate Account One             o  Transamerica Life Insurance
                                             (1940 Act Exclusion)                     Company Policy Form No. APUL0600 699
                                                                                      under the marketing name "Variable
                                                                                      Protector"
                                                                                   o  Transamerica Life Insurance
                                                                                      Company Policy Form No. AV337 101
                                                                                      100397 under the marketing name "The
                                                                                      Atlas Portfolio Builder Variable
                                                                                      Annuity"
                                                                                   o  Advantage V, Variable Universal
                                                                                      Life Policy (1933 Act Exempt)

                                SERIES II SHARES

            FUNDS AVAILABLE                           SEPARATE ACCOUNTS                          POLICIES FUNDED
          UNDER THE POLICIES                         UTILIZING THE FUNDS                    BY THE SEPARATE ACCOUNTS
-------------------------------------------- ------------------------------------- --------------------------------------------
o  AIM V.I. Balanced Fund                    Separate Account VA B                 o  Transamerica Life Insurance
o  AIM V.I. Basic Value Fund                                                          Company Policy Form No. AV720 101 148
o  AIM V.I. Blue Chip Fund                                                            102 under the marketing name
o  AIM V.I. Capital Appreciation Fund                                                 "Transamerica Landmark Variable
o  AIM V.I. Core Equity Fund                                                          Annuity"
o  AIM V.I. Dent Demographic Trends Fund                                           o  Transamerica Life Insurance
o  AIM V.I. Government Securities Fund                                                Company Policy Form No. AV400 101 107
o  AIM V.I. Growth Fund                                                               198 under the marketing name
o  AIM V.I. Mid Cap Core Equity Fund                                                  "Transamerica Freedom Variable
o  AIM V.I. Premier Equity Fund                                                       Annuity"

o  AIM V.I. Balanced Fund                         Separate Account VA C              o  Transamerica Life Insurance
o  AIM V.I. Basic Value Fund                                                            Company Policy Form No. AV710 101 147
o  AIM V.I. Blue Chip Fund                        Separate Account VA D                 102 under the marketing name
o  AIM V.I. Capital Appreciation Fund                                                   "Transamerica EXTRA Variable Annuity"
o  AIM V.I. Core Equity Fund                      Separate Account VA F              o  Transamerica Life Insurance
o  AIM V.I. Dent Demographic Trends Fund                                                Company Policy Form No. AV474 101 122
o  AIM V.I. Government Securities Fund            Separate Account VA I                 1099 under the marketing name
o  AIM V.I. Growth Fund                                                                 "Transamerica Access Variable Annuity"
o  AIM V.I. International Growth Fund             Separate Account VA J              o  Transamerica Life Insurance
o  AIM V.I. Mid Cap Core Equity Fund                                                    Company Policy Form No. AV288 101 95
o  AIM V.I. Premier Equity Fund                   Separate Account VA K                 796 under the marketing name "Premier
                                                                                        Asset Builder Variable Annuity"
                                                  Separate Account VA L              o  Transamerica Life Insurance
                                                                                        Company Policy Form No. AV288 101 95
                                                  Separate Account VA P                 796 under the marketing name
                                                                                        "Principal-Plus Variable Annuity"
                                                  Retirement Builder Variable        o  Transamerica Life Insurance
                                                                                        Company Policy Form No. AVI 200 1
                                                  Annuity Account                       0100 under the marketing name
                                                                                        "Immediate Income Builder II"
                                                  Separate Account VA Q              o  Transamerica Life Insurance
                                                                                        Company policy Form No. AV721 101 149
                                                  Separate Account VA R                 1001 under the marketing name
                                                                                        "Retirement Income Builder III
                                                  Separate Account VA S                 Variable Annuity"
                                                                                     o  Transamerica Life Insurance
                                                                                        Company Policy Form  No. AV721 101
                                                                                        149 1001 under the marketing name
                                                                                        "Transamerica Preferred Advantage
                                                                                        Variable Annuity"
                                                                                     o  Transamerica Life Insurance
                                                                                        Company Policy Form No. AV721 101 149
                                                                                        1001 under the marketing name
                                                                                        "Transamerica Opportunity Builder"
                                                                                        and Transamerica Traditions
                                                                                     o  Transamerica Life Insurance
                                                                                        Company Policy Form No. AV288 101 95
                                                                                        796 under the marketing name
                                                                                        Portfolio Select Variable Annuity
                                                                                     o  Transamerica Life Insurance
                                                                                        Company Policy Form No. AV864 101 165
                                                                                        103
                                                                                     o  Transamerica Life Insurance
                                                                                        Company Policy Form No. AV1025 101
                                                                                        178 903
                                                                                     o  Transamerica Life Insurance
                                                                                        Company Policy Form No. AV865 101 167
                                                                                        103 under the marketing name
                                                                                        "Huntington Allstar Select"

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective date: December 1, 2003

                                          AIM VARIABLE INSURANCE FUNDS

Attest: /s/ Jim A. Coppedge               By:    /s/ Robert H. Graham
        -----------------------------            ------------------------------
Name:   Jim A. Coppedge                   Name:  Robert H. Graham
Title:  Assistant Secretary               Title: President


                                          A I M DISTRIBUTORS, INC.

Attest: /s/ P. Michelle Grace             By:    /s/ Gene L. Needles
        -----------------------------            ------------------------------
Name:   P. Michelle Grace                 Name:  Gene L. Needles
Title:  Assistant Secretary               Title: President


                                          TRANSAMERICA LIFE INSURANCE COMPANY

Attest: /s/ Teresa Peplowski              By:    /s/ John K. Carter
        -----------------------------            ------------------------------
Name:   Teresa Peplowski                  Name:  John K. Carter
Title:  Assistant Secretary               Title: Assistant Secretary


                                          AFSG SECURITIES CORPORATION

Attest: /s/ Teresa Peplowski              By:    /s/ Priscilla I. Hechler
        -----------------------------            ------------------------------
Name:   Teresa Peplowski                  Name:  Priscilla I. Hechler
Title:  Assistant Secretary               Title: Assistant Vice President and
                                                 Assistant Secretary